EXHIBIT 99.1

                               CELSION CORPORATION

                    Certification of Chief Executive Officer

               Pursuant  to 18 U.S.C.  Section  1350,  as  adopted  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection  with the  Quarterly  Report of Form 10-Q for the Quarter
Ended  June  30,  2002  (the  "Report")  of  Celsion  Corporation,   a  Delaware
corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Augustine Y. Cheung, the Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                         By:  /s/ Augustine Y. Cheung
                              -------------------------------------------
                                  Augustine Y. Cheung
                                  President and Chief Executive Officer

August 12, 2002